INVESCO EXCHANGE-TRADED TRUST II
SUPPLEMENT DATED JUNE 10, 2026 TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION DATED February 18, 2026, OF:
Invesco U.S. Hybrid Bond ETF (HBRD)
(the “Fund”)
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information of the above referenced Fund and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and Statement of Additional Information and retain it for future reference.
Effective July 1, 2026, Gregory Meisenger will no longer serve as a Portfolio Manager of the Fund. Accordingly, on that date, all information and references related to Mr. Meisenger will be removed from the Fund’s Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”).
In addition, effective on that date, the Fund’s Summary and Statutory Prospectuses and SAI are revised as described below.
1.
The following information is added to the table appearing under the “Portfolio Managers” section of the Summary Prospectus and the “Summary Information – Portfolio Managers” section of the Statutory Prospectus:
Name	Title with Adviser/Trust	Date Began Managing the Fund
Tom Boksa	Portfolio Manager of the Adviser	July 2026
2.
The following replaces the third sentence in the “Management of the Fund – Portfolio Managers” section of the Statutory Prospectus:
In this regard, Peter Hubbard, Tom Boksa and Richard Ose (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
3.
The following bullet is added below the third paragraph in the “Management of the Fund – Portfolio Managers” section of the Statutory Prospectus:
●
Tom Boksa, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since July 2026. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2019 and has been associated with the Adviser since 2013.
4.
Tom Boksa is added to the list of portfolio managers in the third sentence of the section titled “Management – Portfolio Managers” of the SAI.
5.
The following disclosure is added to the section titled “Management – Portfolio Managers” of the SAI:
As of April 30, 2026, Mr. Boksa managed 8 registered investment companies with approximately $3 billion in assets, 12 other pooled investment vehicles with approximately $5.5 billion in assets and 3 other accounts with approximately $2.2 billion in assets.
6.
The following disclosure is added to the section titled “Management – Portfolio Holdings” of the SAI:
As of April 30, 2026, Mr. Boksa did not beneficially own any shares of the Fund.
P-HBRD-SUMSTATSAI-SUP 061026